STICKER TO THE CALDWELL & ORKIN FUNDS, INC.’S (the “Fund”)
  STATEMENT OF ADDITIONAL INFORMATION
September 18, 2003

The description of the Proxy Voting Committee on page 10 of the Fund’s Statement of Additional Information dated August 29, 2003, is hereby replaced in its entirety with the following:

Proxy Voting Committee: David L. Eager and Randall P. Martin are the members of the Proxy Voting Committee.  The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board or the Manager, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Manager, principal underwriter or an affiliated person of the Fund, on the other hand. The Proxy Voting Committee will meet from time to time as it deems necessary to review the Fund’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable, and to assist the Fund in voting any proxies when a conflict of interest arises for the Adviser.  The Proxy Voting Committee has not yet met.